                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                CURRENT REPORT

                                  FORM 8-K/A
                               (Amendment No. 2)
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  September 12, 1994



                         AMERIQUEST TECHNOLOGIES, INC.
- -------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                   Delaware
- -------------------------------------------------------------------------------
                (State of other jurisdiction of incorporation)


              1-10397                                      33-0244136
- -------------------------------------------------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


        2722 Michelson Drive, Irvine, CA                               92715
- -------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)


                                (714) 222-6000
- -------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of  Assets
         -------------------------------------

         Effective June 6, 1994, AmeriQuest Technologies, Inc. ("AQS") issued
1.1 million shares of its Common Stock in exchange for 3.3 million shares (51 percent) of Kenfil Inc. ("Kenfil") Common Stock held by certain principal shareholders of Kenfil in a first-stage exchange pursuant to AmeriQuest's two phase acquisition of Van Nuys, California-based Kenfil.

     On September 12, 1994, the shareholders of Kenfil and AQS approved the proposed merger of "AmeriQuest/Kenfil Inc.," a wholly-owned subsidiary of AQS, with and into Kenfil (the "Merger"). The Merger has since become effective, and AQS is now the sole shareholder of AmeriQuest/Kenfil Inc. In connection with the Merger, AQS issued 1,046,252 shares of its Common Stock to the Kenfil minority shareholders, 1,894,360 shares to the holders of Kenfil's subordinated debt and 2,788,353 shares to Kenfil's vendors.

     Kenfil is a distributor of microcomputer software. Its key vendors include Corel, Broderbund, Symantec, Quarterdeck Office Systems and IBM.

                          ---------------------------

     Effective September 22, 1994, ("AQS") issued 1,402,805 shares of its Common Stock in exchange for 50.1 percent of the issued and outstanding shares of Robec, Inc. ("Robec") Common Stock held by certain principal shareholders of Robec in a first-stage exchange pursuant to AmeriQuest's two phase acquisition of Robec.

     Subject to AmeriQuest and Robec stockholders' approvals, the remaining shares of Robec Common Stock will be exchanged in a merger transaction (the "Merger") at the same conversion ratio of 0.63075 shares of AmeriQuest for each share of Robec common stock. The Merger is expected to be completed in early 1995.

     Robec is a national value-added distributor of microcomputer systems, peripherals and accessories. Its key vendors include Acer, IBM, MultiTech, Okidata, Unisys and Wyse.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) The financial statements of Robec required to be filed pursuant to Item 7(a) of Form 8-K are incorporated herein by reference to AQS's Registration Statement on Form S-4, SEC File No. 33-81726, declared effective on August 11, 1994 on pages F-42 through F-53 of the Prospectus/Joint Proxy Statement included therein, copies of which were attached to the original Form 8-K as Exhibit 3 and incorporated herein by this reference. Further, the financial statements of Robec at June 30, 1994 are incorporated herein by reference to Robec's Quarterly Report on Form 10-Q for the six months ended June 30, 1994, SEC File No. 0-18115, a copy of which is attached hereto as Exhibit 5.

     (b) The pro forma financial information for Kenfil and Robec required to be filed pursuant to Item 7(b) of Form 8-K and Rule 601 of Regulation S-K are attached hereto and incorporated herein by this reference, including:

                Pro Forma Condensed Balance Sheet at
                        June 30, 1994

                Pro Forma Condensed Statements of Operations
                        for the fiscal year ended June 30, 1994.

Exhibit No.      Description of Exhibit
- -----------      ----------------------

    2 Amended and Restated Agreement and Plan of Reorganization dated as of August 11, 1994 by and between AmeriQuest, Robec and certain principal shareholders of Robec.

    3 Financial Statements of Robec as included in AQS's Registration Statement on Form S-4, SEC File No. 33-81726 at pages F-42 through F-53 of the Prospectus/Joint Proxy Statement included therein.

    5 Robec's Quarterly Report on Form 10-Q for the six months ended June 30, 1994.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERIQUEST TECHNOLOGIES, INC.


                                         /s/ Stephen G. Holmes
                                         ------------------------------------
                                         Stephen G. Holmes
                                         Secretary, Treasurer and
                                         Chief Financial Officer



     Dated:  February 8, 1995

            FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF AMERIQUEST TECHNOLOGIES, INC., KENFIL INC. AND ROBEC INC.

  The following footnotes reflect the assumptions made in the preparation of the Pro Forma Condensed Consolidated Financial Statements.

 (A) In conjunction with the purchase of Kenfil, AmeriQuest will issue 1,894,360 additional shares of AmeriQuest Common Stock in satisfaction of certain Kenfil subordinated debt in the amount of $3,175,000.

 (B) In September 1994, AQS issued 1,046,252 shares of its Common Stock to acquire the remaining 49% of Kenfil Inc. The additional shares were valued at $1.75 per share and resulted in additional goodwill in the amount of $1,920,000.

 (C) In conjunction with the purchase of Kenfil, the Company issued 2,788,353 additional shares of AmeriQuest Common Stock in satisfaction of certain Kenfil trade accounts payable, i.e. to Kenfil's vendors. Initially certain such shares were issued in part as AmeriQuest Common Stock and in principal part as Series C Convertible Preferred Stock pending an increase in the number of shares of Common Stock that AmeriQuest is authorized to issue. However, inasmuch as the Series C Convertible Preferred Stock served only as a temporary capital alternative, it is reflected in the accompanying pro forma financial statements as Common Stock. AmeriQuest anticipates that up to an additional one million shares of AmeriQuest Common Stock may be issued to other Kenfil vendors, however, no certainty as to such possible issuance exists.

 (D) To effect the purchase of Robec, AmeriQuest will issue 1,402,805 shares of AmeriQuest Common Stock in exchange for 50.1% of the issued and outstanding shares of Robec common stock. The AmeriQuest Common Stock is assumed to have a market value of $1.75 per share at the time of the transaction for a total purchase price of $2,455,000. This purchase price, after providing additional inventory and receivable reserves equalled the fair value of the net assets acquired. Such shares are reflected in the accompanying pro forma financial statements as Common Stock. No assurance can be given that the number of shares to be issued to the Robec shareholders will not be greater number than that reflected herein, as the exact number of shares is subject to adjustment based on the market value of AmeriQuest Common Stock on the day preceeding the closing.

 (E)  To record goodwill amortization over a 10 year life.

 (F) Savings of interest expense on notes payable and long-term debt retired through the issuance of Ameriquest Common Stock in (A) above, interest ranging from 9.5% to 13.91%.

 (G) The restructuring charge of $5,700,000 included in AmeriQuest's historical statement of operations relates principally to the write-off of certain former personal computer joint venture operations. The restructuring charge and earthquake loss of $3,430,000 included in Kenfil's historical financials included charges of $2,821,000 for losses sustained in the Southern California earthquake and restructuring charges of $484,000 relating to severance costs and lease termination costs.

      Such restructuring charges, although non-recurring in nature, have been included in the proforma condensed combined statement of operations in conformity with Article 11 of Regulations S-X of the Securities and Exchange Commission.

 (H) On July 8, 1994, AmeriQuest reacquired 345,091 shares of its Common Stock from Mr. James D'Jen, a former officer and director of AmeriQuest, as down payment on an obligation of Mr. D'Jen to exchange 350,000 shares of AmeriQuest Common Stock, in exchange for all (100%) of the common stock of AmeriQuest's Singapore subsidiary, CMS Enhancements (S) PTE Ltd. The Singapore subsidiary is a distributor of commodity disk drives. Sales for this Singapore subsidiary approximate $20 million annually, with an approximate breakeven in operating results. Upon the receipt of the balance of the shares due from Mr. D'Jen, AmeriQuest will be divested of its Singapore subsidiary.

 (I) During fiscal year 1994 AmeriQuest acquired two companies, the impact of which would be approximately $20 million in revenues for the nine months not reflected in historical results, with an approximate breakeven in operating results.

                AMERIQUEST TECHNOLOGIES, INC. AND SUBSIDIARIES
                       PROFORMA CONDENSED BALANCE SHEET
                           June 30, 1994 (Unaudited)
                     (Dollars in thousands except shares)


ASSETS

                                AmeriQuest          Proforma           Proforma                       Proforma       Proforma
                            Technologies, Inc.    Adjustments(1)       Combined   Robec, Inc.(2)    Adjustments     Combined
                            ------------------    --------------      ---------   --------------   -------------    ---------

CURRENT ASSETS
   Cash                            $     3,200                         $  3,200    $     363                        $  3,583
   Accounts receivable, net             24,708                           24,708       16,188         (4,000)(D)       36,896
   Inventories                          24,165                           24,165       20,371         (5,754)(D)       38,782
   Income taxes receivable                   -                                -            -                               -
   Prepaid expenses and other            1,627                            1,627          523                           2,150
                                   -----------       ---------          -------     --------       ---------        --------
      Total current assets              53,700               0           53,700       37,445         (9,754)          81,391

PROPERTY AND EQUIPMENT, NET              4,078                            4,078        1,962              -            6,040
INTANGIBLE ASSETS, NET                   6,490           1,970 (A)        8,460            -              - (D)        8,480
OTHER ASSETS                               877                              877          604              -            1,481
                                   -----------       ---------          -------     --------       ---------        --------
                                   $    65,145       $   1,970          $67,115     $ 40,011       $ (9,754)        $ 97,372
                                   ===========       =========          =======     ========       =========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

                               AmeriQuest          Proforma            Proforma                       Proforma       Proforma
                            Technologies, Inc.    Adjustments(1)       Combined    Robec, Inc.(2)    Adjustments     Combined
                            ------------------    -------------       ---------   --------------   -------------    ---------

CURRENT LIABILITIES
   Accounts payable                $    23,408       $(4,880)(C)       $ 18,528      $13,923              -         $ 32,451
   Notes payable                        23,059                           23,059       12,046              -           35,105
   Other                                 2,361                            2,361        1,678              -            4,039
                                   -----------       ---------          -------     --------       ---------        --------
      Total current liabilities         48,828        (4,880)            43,948       27,647              0           71,595
                                   -----------       ---------          -------     --------       ---------        --------
LONG-TERM DEBT                           3,175       (3,175)(A)               -            -              -                -
OTHER NONCURRENT LIABILITIES
DEFERRED INCOME TAXES                      267                              267          155              -              422
STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value;
      authorized 10,000,000 shares;
      no shares issued and outstanding       -            -                   -            -              -               -
   Common stock, $.01 par value;
      authorized 30,000,000 shares;
      issued and outstanding 9,857,779
      shares                                99            57(A)             156            -             14 (D)         170
   Common stock, $.01 par value;
      authorized 10,000,000 shares;
      issued and outstanding 4,599,180
      shares                                 -             -                  -           46            (46)              -

   Additional paid-in capital           27,345         9,968(A,B,C)      37,313      16,695        (14,254)(D)      39,754
   Retained deficit                    (14,569)                         (14,569)     (4,532)         4,532         (14,569)
                                   -----------       ---------          -------    --------      ---------        --------
     Total stockholders' equity         12,875        10,025             22,900      12,209         (9,754)         25,355
                                   -----------       ---------          -------    --------      ---------        --------
                                       $65,145        $1,970            $67,115     $40,011        $(9,754)        $97,372
                                   ===========       =========          =======    ========      =========        ========

OUTSTANDING COMMON SHARES            9,857,779                       12,798,391                                 14,201,196
                                   ===========                       ==========                                 ==========

(1) Includes the acquisition of the remaining 49% of Kenfil and the conversion to Preferred and Common Stock of certain indebtedness.

(2)  Includes the acquisition of 51% of Robec, Inc.

                         AMERIQUEST TECHNOLOGIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       For year ended September 30, 1994
                                  (Unaudited)
                 (Dollars in thousands, except per share data)


                                  AmeriQuest                         Pro Forma    Pro Forma                Pro Forma    Pro Forma
                              Technologies, Inc.     Kenfil Inc.    Adjustments   Combined   Robec Inc.   Adjustments   Combined
                              ------------------     -----------    -----------  ----------  ----------   -----------   --------
NET SALES                     $      87,593         $   138,759                $ 226,352     $  168,446                 $ 394,798
COST OF SALES                        75,023             128,843                  203,866        155,836                   359,702
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Gross profit                       12,570               9,916            0      22,486         12,610             0      35,096
OPERATING EXPENSES
  Selling, general and
     administrative                  14,144              24,653          197 (E)  38,994         22,985             0      61,979
  Restructuring charge and
     earthquake loss                  5,700               3,430                    9,130              0                     9,130
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Loss from operations               (7,274)            (18,167)        (197)    (25,638)       (10,375)            0     (36,013)
OTHER INCOME
  (EXPENSE)
  Other income                           31                 40                        71                                        71
  Interest expense                     (728)            (2,626)         (380)(F)  (2,974)        (1,613)                    (4,587)
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
                                       (697)            (2,586)         (380)     (2,903)        (1,613)            0       (4,516)
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Loss before taxes                  (7,971)           (20,753)         (577)    (28,541)       (11,988)            0     (40,529)
PROVISION FOR INCOME
  TAXES                                   0                 17                        17           (814)                      (797)
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Net loss                    $      (7,971)           (20,770)         (577)  $ (28,558)    $  (11,174)  $         0   $  (39,732)
                              =============         ===========    =========   =========     ==========   ===========   ==========
Net loss per
  common share and
  common share equivalent     $       (1.33)        $     (3.25)               $  (2.44)     $    (2.52)                $    (3.03)
                              =============         ===========                =========     ===========                ==========
Common and common
  equivalent shares               5,973,511           6,398,000               11,702,476       4,439,000                13,105,281
                              =============         ===========               ==========     ===========                ==========